UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2019

WESTERN ASSET

INTERMEDIATE-TERM MUNICIPALS FUND

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide as high a level of income exempt from regular federal income tax* as is consistent with prudent investing.

*

A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate-Term Municipals Fund for the twelve-month reporting period ended March 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 26, 2019

II	Western Asset Intermediate-Term Municipals Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended March 31, 2019 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2018 U.S. gross domestic product (“GDP”)i growth was 4.2% — the strongest reading since the third quarter of 2014. Third and fourth quarter 2018 GDP growth was 3.4% and 2.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2019 GDP growth, released after the reporting period ended, was 3.2%. The acceleration in GDP growth during the first quarter of 2019 was attributed to an upturn in state and local government spending, increases in private inventory investment and exports, and a smaller decrease in residential investment. These movements were partly offset by decelerations in personal consumption expenditures and nonresidential fixed investment, along with a downturn in federal government spending.

Job growth in the U.S. was solid overall and provided a tailwind for the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on March 31, 2019, the unemployment rate was 3.8%, versus 3.9% when the period began. However, the percentage of longer-term unemployed moved higher during the reporting period. In March 2019, 21.1% of Americans looking for a job had been out of work for more than six months, versus 20.0% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates three times during the reporting period and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). However, at its meeting that concluded on January 30, 2019, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….” Finally, at its meeting that concluded on March 20, 2019, most Federal Open Market Committee (“FOMC”)iv members indicated that they did not feel additional rate hikes would be needed in 2019.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 26, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Intermediate-Term Municipals Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Intermediate-Term Municipals Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities.” Municipal securities include debt obligations issued by any of the fifty states and certain other municipal issuers and their political sub-divisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, the income from which is exempt from regular federal income tax. The interest on municipal securities is exempt from regular federal income tax but may be subject to the federal alternative minimum tax (“AMT”). These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Although the Fund may invest in securities of any maturity, the Fund normally maintains an average effective portfolio maturity of between three and ten years. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, securities we determined to be of comparable quality), but may invest up to 20% of its assets in below investment grade bonds, commonly referred to as “high yield” or “junk” bonds.

The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique — to the extent consistent with its 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted positive results over the twelve months ended March 31, 2019. Spread sectors (non-Treasuries) experienced periods of

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	1

Fund overview (cont’d)

volatility as they were impacted by a number of factors, including continued economic growth in the U.S., moderating growth overseas, three interest rate hikes by the Federal Reserve Board (the “Fed”)ii, concerns over a global trade war and numerous geopolitical issues.

Short-term U.S. Treasury yields were unchanged, whereas long-term U.S. Treasury yields declined and the yield curveiii flattened during the reporting period. The yield for the two-year Treasury note began and ended the reporting period at 2.27%. The low for the period was 2.22% on March 27, 2019 and the high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.74% and ended the period at 2.41%. The low for the period of 2.39% occurred on March 27, 2019 and the peak for the period of 3.24% took place on November 8, 2018.

The municipal bond market outperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiv and the Bloomberg Barclays U.S. Aggregate Indexv returned 5.38% and 4.48%, respectively. The tax-free market was supported by generally solid fundamentals and solid demand, along with moderating new supply.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We opportunistically increased the Fund’s duration, moving it closer to a neutral position versus that of the benchmark. From a sector perspective, we increased the Fund’s allocations to the Industrial Revenue, Power and Special Tax Obligation sectors, while reducing its Health Care sector exposure. We also pared the Fund’s allocation to Pre-Refundedvi securities, both through sales and as some of these securities matured during the reporting period.

We employed the use of U.S. Treasury futures during the reporting period to manage duration. This strategy modestly detracted from the Fund’s performance.

Performance review

For the twelve months ended March 31, 2019, Class A shares of Western Asset Intermediate-Term Municipals Fund, excluding sales charges, returned 3.88%. The Fund’s unmanaged benchmark, the Bloomberg Barclays 1-15 Year Municipal Bond Indexvii, returned 5.09% for the same period. The Lipper Intermediate Municipal Debt Funds Category Average1 returned 4.34% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended March 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 207 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate-Term Municipals Fund:
Class A	3.26%	3.88%
Class C	2.95%	3.27%
Class I	3.33%	4.04%
Class IS	3.53%	N/A *
Bloomberg Barclays 1-15 Year Municipal Bond Index	4.27%	5.09%
Lipper Intermediate Municipal Debt Funds Category Average[1]	3.68%	4.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended March 31, 2019 for Class A, Class C, Class I and Class IS shares were 1.80%, 1.26%, 1.97% and 2.03%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 1.96%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

* The twelve-month performance of Class IS shares is not shown because the inception date for this share class was September 18, 2018.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 0.75%, 1.33%, 0.62% and 0.53%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.60%

for Class I shares and 0.55% for Class IS

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 216 funds for the six-month period and among the 207 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	3

Fund overview (cont’d)

shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of sectors. In particular, security selection in the Special Tax Obligation and State General Obligation bonds sectors was beneficial for results. In addition, an underweight position to and security selection in the Local General Obligation bonds sector contributed to performance.

Elsewhere, the Fund’s quality biases were rewarded. More specifically, an out-of-benchmark allocation to below investment-grade rated municipal securities was a positive for results as they outperformed their higher quality counterparts during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its duration positioning. Having a shorter duration than that of the benchmark detracted from performance as rates declined during the twelve-month reporting period.

In terms of sector positioning, an overweight to and security selection in the Industrial Revenue sector, along with security selection in the Transportation and Water & Sewer sectors, were headwinds for results.

Thank you for your investment in Western Asset Intermediate-Term Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

April 16, 2019

RISKS: The Fund’s investments are subject to interest rate, inflation, reinvestment and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher rated obligations. Investing in securities issued by other investment companies, including exchange- traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase

4	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

and sale of shares of ETFs. In addition, the Fund indirectly bears its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the expenses that the Fund bears directly in connection with its own operations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vii	The Bloomberg Barclays 1–15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2019 and March 31, 2018 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2018 and held for the six months ended March 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.26%	$1,000.00	$1,032.60	0.75%	$3.80	Class A	5.00%	$1,000.00	$1,021.19	0.75%	$3.78
Class C	2.95	1,000.00	1,029.50	1.34	6.78	Class C	5.00	1,000.00	1,018.25	1.34	6.74
Class I	3.33	1,000.00	1,033.30	0.60	3.04	Class I	5.00	1,000.00	1,021.94	0.60	3.02
Class IS	3.53	1,000.00	1,035.30	0.53	2.69	Class IS	5.00	1,000.00	1,022.29	0.53	2.67

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended March 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS‡
Twelve Months Ended 3/31/19	3.88%	3.27%	4.04%	N/A
Five Years Ended 3/31/19	2.74	2.15	2.89	N/A
Ten Years Ended 3/31/19	4.08	3.48	4.24	N/A
Inception* through 3/31/19	—	—	—	3.48%

With sales charges[2]	Class A	Class C	Class I	Class IS‡
Twelve Months Ended 3/31/19	1.46%	3.27%	4.04%	N/A
Five Years Ended 3/31/19	2.27	2.15	2.89	N/A
Ten Years Ended 3/31/19	3.84	3.48	4.24	N/A
Inception* through 3/31/19	—	—	—	3.48%

Cumulative total returns
Without sales charges[1]
Class A (3/31/09 through 3/31/19)	49.21%
Class C (3/31/09 through 3/31/19)	40.72
Class I (3/31/09 through 3/31/19)	51.51
Class IS (Inception date of 9/18/18 through 3/31/19)	3.48

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

‡	Not annualized.

*	Inception dates for Class A, C, I and IS shares are November 28, 1988, December 19, 2001, September 28, 2007 and September 18, 2018, respectively.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of Western Asset Intermediate-Term Municipals Fund vs. Bloomberg Barclays 1-15 Year Municipal Bond Index and Lipper Intermediate Municipal Debt Funds Category Average† — March 2009 - March 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Intermediate-Term Municipals Fund on March 31, 2009, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays 1-15 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Category Average. The Bloomberg Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher), fixed-rate municipal bonds with maturities of one to fifteen years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Spread duration (unaudited)

Economic exposure — March 31, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays 1-15 Year Municipal Bond Index

MBS	— Mortgage-Backed Securities

WA Intermediate-Term	— Western Asset Intermediate-Term Municipals Fund

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — March 31, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays 1-15 Year Municipal Bond Index

MBS	— Mortgage-Backed Securities

WA Intermediate-Term	— Western Asset Intermediate-Term Municipals Fund

12	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Schedule of investments

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 100.2%
Alabama — 0.5%
Jefferson County, AL, Sewer Revenue:
Subordinated Lien Warrants, Series D	5.000%	10/1/22	$2,000,000	$2,179,480
Subordinated Lien Warrants, Series D	5.000%	10/1/23	4,000,000	4,445,520
Southeast Alabama Gas Supply District, Gas Supply Revenue, Project #1, Series A	4.000%	4/1/24	3,750,000	4,006,275	(a)(b)
Total Alabama				10,631,275
Arizona — 1.8%
Arizona State IDA, Education Revenue:
Academies Math & Science Project, SD Credit Program, Refunding	5.000%	7/1/37	700,000	795,494
Basis School Project, Credit Enhanced, SD Credit Program, Refunding	5.000%	7/1/37	850,000	962,651
Arizona State Lottery Revenue, Refunding	5.000%	7/1/29	2,585,000	3,161,197	(c)
Chandler, AZ, IDA Revenue, Intel Corp. Project	2.700%	8/14/23	8,000,000	8,142,480	(a)(b)(d)
Navajo Nation, AZ, Revenue, Series A, Refunding	5.000%	12/1/25	3,400,000	3,735,512	(e)
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Junior Lien, Refunding	5.000%	7/1/27	4,000,000	4,630,200
Senior Lien, Series 2018	5.000%	7/1/36	3,715,000	4,373,112	(d)
Senior Lien, Series 2018	5.000%	7/1/37	4,300,000	5,034,827	(d)
Senior Lien, Series 2018	5.000%	7/1/38	5,085,000	5,944,873	(d)
Phoenix, AZ, IDA, Great Hearts Academies, Refunding	5.000%	7/1/36	1,600,000	1,740,096
Salt Verde, AZ, Financial Corp., Natural Gas Revenue, Series 2007	5.000%	12/1/32	3,665,000	4,521,840
Total Arizona				43,042,282
California — 19.3%
Alameda, CA, Corridor Transportation Authority Revenue:
Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	3,000,000	3,402,660
Second Subordinated Lien, Series B, Refunding	5.000%	10/1/36	4,200,000	4,734,954
Anaheim, CA, Housing & Public Improvements Authority, Sewer Revenue, Refunding	5.000%	2/1/36	2,060,000	2,487,635
Anaheim, CA, Public Financing Authority Lease Revenue:
Series A, Refunding	5.000%	5/1/28	1,100,000	1,268,476
Series A, Refunding	5.000%	5/1/29	1,255,000	1,443,928
Series A, Refunding	5.000%	5/1/30	1,700,000	1,944,511
Series A, Refunding	5.000%	5/1/31	1,850,000	2,105,948
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area, (SIFMA Municipal Swap Index Yield + 0.900%)	2.400%	5/1/23	30,000,000	30,449,700	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	13

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Francisco Bay Area, (SIFMA Municipal Swap Index Yield + 1.100%)	2.600%	4/1/24	$8,000,000	$8,214,880	(a)(b)
California Health Facilities Financing Authority Revenue:
Stanford Hospital, Series A, Refunding	5.000%	11/15/25	20,000,000	21,155,200	(f)
Stanford Hospital, Series B, Refunding	5.000%	11/15/25	7,465,000	7,896,178	(f)
California State Infrastructure & Economic Development Bank Revenue:
Green Bond, Clean Water State Revolving Fund	5.000%	10/1/33	1,000,000	1,209,770
Green Bond, Clean Water State Revolving Fund	5.000%	10/1/43	1,250,000	1,486,725
UCSF 2130 Third Street	5.000%	5/15/42	6,000,000	7,103,280
California State MFA Revenue:
Senior Lien, Linux Apartment Project, Series A	5.000%	12/31/43	4,500,000	5,122,620	(d)
Senior Lien, LINXS APM Project	5.000%	12/31/34	4,550,000	5,296,064	(d)
California State Municipal Finance Authority, Lease Revenue, Orange County, CA, Civic Center Infrastructure Improvement Program	5.000%	6/1/43	3,000,000	3,518,970
California State PCFA Water Furnishing Revenue, San Diego County Water Authority Desalination Project	5.000%	7/1/39	1,500,000	1,744,965	(e)
California State PCFA, Water Furnishing Revenue, Poseidon Resources	5.000%	7/1/27	8,190,000	8,909,983	(d)(e)
California State Public Works Board, Lease Revenue:
Various Capital Projects, Series A	5.250%	10/1/25	4,000,000	4,364,000
Various Capital Projects, Series A	5.250%	10/1/26	4,385,000	4,782,895
Various Capital Projects, Series A	5.000%	10/1/27	5,180,000	5,597,197
California State, GO:
Bid Group B, Refunding	5.000%	8/1/33	10,000,000	11,845,000
Series A, Refunding	5.000%	7/1/20	20,000,000	20,180,600	(f)(g)
Various Purpose, Refunding	5.000%	9/1/35	3,500,000	4,127,760
Various Purpose, Refunding	4.000%	11/1/36	2,735,000	2,999,365
California Statewide CDA Revenue:
John Muir Health	5.000%	7/1/29	6,660,000	6,718,475	(f)
Provident Group-Pomona Properties LLC, Series A	5.600%	1/15/36	8,745,000	9,291,475	(e)
Golden State, CA, Tobacco Securitization Corp. Revenue:
Tobacco Settlement Funded, Series A-1	5.000%	6/1/33	5,000,000	5,726,850
Tobacco Settlement Funded, Series A-1	5.000%	6/1/34	7,000,000	7,975,730
Tobacco Settlement Funded, Series A-1	5.000%	6/1/35	3,000,000	3,402,900
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A	5.250%	11/15/23	3,975,000	4,501,052

See Notes to Financial Statements.

14	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue:
Senior Proposition C, Series B	5.000%	7/1/34	$5,000,000	$6,152,400
Senior Proposition C, Series B	5.000%	7/1/35	7,485,000	9,179,454
Los Angeles, CA, Department of Airports Revenue:
Subordinated, Los Angeles International Airport, Series B	5.000%	5/15/35	1,000,000	1,154,650	(d)
Subordinated, Los Angeles International Airport, Series B	5.000%	5/15/36	1,000,000	1,151,260	(d)
Subordinated, Series C	5.000%	5/15/37	4,925,000	5,779,980	(d)
Subordinated, Series C	5.000%	5/15/38	2,500,000	2,925,525	(d)
Los Angeles, CA, Department of Water & Power, Power System Revenue:
Series B, Refunding	5.000%	7/1/38	5,525,000	6,487,345
Series C	5.000%	7/1/36	6,450,000	7,708,072
Series C	5.000%	7/1/37	3,000,000	3,565,260
Metropolitan Water District of Southern California, Water Revenue:
Refunding	5.000%	1/1/37	1,785,000	2,173,130
Series B, Refunding	5.000%	1/1/38	3,015,000	3,652,733
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue, Series B	5.000%	10/1/27	10,000,000	10,497,100
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	5.000%	10/1/42	1,200,000	1,306,908	(e)
M-S-R Energy Authority, CA, Natural Gas Revenue:
Series A	6.125%	11/1/29	1,900,000	2,377,071
Series B	6.125%	11/1/29	18,000,000	22,550,760
Northern California Power Agency Revenue:
Lodi Energy Center, Series A	5.000%	6/1/20	2,000,000	2,086,120
Lodi Energy Center, Series A	5.000%	6/1/25	15,805,000	16,472,445	(f)
Northern California Power Agency, Hydroelectric Project Number 1 Revenue, Series A	5.000%	7/1/21	1,575,000	1,589,018
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	10,296,200	(f)
River Islands, CA, Public Financing Authority Special Tax:
Community Facilities District No. 2003-1, Refunding	5.250%	9/1/34	5,570,000	5,925,923
Community Facilities District No. 2003-1, Series A-1, Refunding	5.000%	9/1/27	705,000	743,063
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax, Series A	5.250%	6/1/26	4,700,000	5,437,618	(f)
Riverside, CA, Electric Revenue:
Series A, Refunding	5.000%	10/1/36	6,250,000	7,690,375
Series A, Refunding	5.000%	10/1/37	1,500,000	1,835,655

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	15

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Series A, Refunding	5.000%	10/1/43	$3,000,000	$3,602,970
Riverside, CA, Sewer Revenue:
Series A, Refunding	5.000%	8/1/34	6,645,000	8,180,460
Series A, Refunding	5.000%	8/1/35	3,115,000	3,815,937
Series A, Refunding	5.000%	8/1/36	1,000,000	1,218,480
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project, Refunding	5.000%	7/1/19	900,000	908,217
Procter & Gamble Project, Refunding	5.250%	7/1/20	1,250,000	1,311,188
Procter & Gamble Project, Refunding	5.250%	7/1/21	1,000,000	1,086,790
San Bernardino County, CA, COP:
Arrowhead Project, Series A, Refunding	5.500%	8/1/21	11,855,000	12,023,222
Arrowhead Project, Series A, Refunding	5.000%	8/1/22	8,755,000	8,860,410
Arrowhead Project, Series A, Refunding	5.125%	8/1/24	10,000,000	10,122,800
San Francisco, CA, City & County Airport Commission, International Airport Revenue, Series B	4.900%	5/1/29	40,780,000	41,664,518
San Francisco, CA, City & County Airport Comm-San Francisco International Airport, Series A	5.000%	1/1/34	1,000,000	1,195,440	(d)
Southern California Public Power Authority, Natural Gas Project Revenue, Project Number 1, Series A	5.250%	11/1/26	2,000,000	2,355,740
Southern California Water Replenishment District Financing Authority, Replenishment Revenue, Series 2018	5.000%	8/1/36	2,300,000	2,791,786
Southern California Water Replenishment District, Financing Authority, Replenishment Revenue, Series 2018	5.000%	8/1/43	2,000,000	2,374,820
University of California, General Revenue, Refunding	5.000%	5/15/37	4,500,000	5,334,300
Total California				456,594,889
Colorado — 3.4%
Base Village Metropolitan District #2, CO, GO, Series A, Refunding	5.500%	12/1/36	500,000	508,220
Colorado State Health Facilities Authority Revenue:
Sisters of Charity Leavenworth Health System Inc., Series A	5.250%	1/1/25	6,000,000	6,156,840
Sisters of Charity Leavenworth Health System Inc., Series B	5.250%	1/1/25	6,735,000	6,911,053
Sisters of Charity Leavenworth Health System Inc., Series B	5.000%	1/1/30	13,500,000	13,816,845
Denver, CO, City & County Special Facility Apartment Revenue, United Airlines Inc. Project, Refunding	5.000%	10/1/32	4,800,000	5,151,792	(d)
E-470 Public Highway Authority Revenue, CO:
Series C	5.250%	9/1/25	7,105,000	7,413,002
Series C	5.375%	9/1/26	3,000,000	3,133,110

See Notes to Financial Statements.

16	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Public Authority for Colorado Energy, Natural Gas Purchase Revenue:
Series 2008	6.125%	11/15/23	$14,210,000	$15,875,696
Series 2008	6.250%	11/15/28	8,000,000	10,150,640
Regional Transportation District, CO, COP:
Series A	5.000%	6/1/25	9,135,000	9,495,833	(f)
Series A, Unrefunded	5.000%	6/1/25	865,000	896,797
Total Colorado				79,509,828
Connecticut — 1.2%
Connecticut State HEFA Revenue:
Sacred Heart University Issue, Series I-1, Refunding	5.000%	7/1/36	1,150,000	1,324,984
Sacred Heart University Issue, Series I-1, Refunding	5.000%	7/1/42	2,000,000	2,266,280
Connecticut State Special Tax Revenue, Transportation Infrastructure, Series A	5.000%	1/1/37	5,000,000	5,711,400
Connecticut State, GO:
Series A	5.000%	4/15/28	3,700,000	4,471,413	(c)
Series A	5.000%	4/15/30	750,000	908,205	(c)
Series E	5.000%	10/15/34	2,900,000	3,324,328
South Central, CT, Regional Water Authority, Water System Revenue:
Thirty Third, Series B-1, Refunding	5.000%	8/1/41	1,750,000	2,062,445
Thirty Third, Series B-2, Refunding	5.000%	8/1/31	2,000,000	2,440,400
Thirty Third, Series B-2, Refunding	5.000%	8/1/32	2,200,000	2,667,786
University of Connecticut, Student Fee Revenue, Series A	5.000%	11/15/43	2,900,000	3,310,147
Total Connecticut				28,487,388
Delaware — 0.2%
Delaware State Health Facilities Authority Revenue, Series 2018	5.000%	6/1/43	4,420,000	4,958,665
District of Columbia — 0.5%
District of Columbia Revenue:
Ingleside Rock Creek Project, Series A	4.125%	7/1/27	300,000	308,253
Ingleside Rock Creek Project, Series A	5.000%	7/1/32	500,000	535,890
Ingleside Rock Creek Project, Series A	5.000%	7/1/37	500,000	524,760
KIPP DC Issue, Series A, Refunding	5.000%	7/1/37	4,010,000	4,497,456
KIPP DC Project, Series B, Refunding	5.000%	7/1/37	5,000,000	5,607,800
Total District of Columbia				11,474,159

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	17

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — 6.0%
Broward County, FL, Airport System Revenue:
Series 2017	5.000%	10/1/36	$1,750,000	$2,035,880	(d)
Series 2017	5.000%	10/1/42	1,500,000	1,719,990	(d)
Series O, Refunding	5.000%	10/1/24	3,000,000	3,052,260
Series O, Refunding	5.375%	10/1/29	12,000,000	12,234,360
Broward County, FL, School Board, COP:
Series A, Refunding	5.000%	7/1/27	4,000,000	4,677,800
Series A, Refunding	5.000%	7/1/28	5,500,000	6,390,725
Series A, Refunding	5.000%	7/1/30	5,000,000	5,767,850
Central Florida Expressway Authority Revenue:
Senior Lien, Refunding	5.000%	7/1/37	1,250,000	1,472,250
Senior Lien, Refunding	5.000%	7/1/38	1,000,000	1,174,540
Cityplace, FL, Community Development District, Special Assessment Revenue, Refunding	5.000%	5/1/22	1,860,000	2,024,982
Florida Atlantic University, FL, Finance Corp., Capital Improvements Revenue, Series 2019 A	5.000%	7/1/35	5,775,000	6,950,270
Florida State Development Finance Corp., Renaissance Charter School Inc. Project	6.000%	6/15/35	1,900,000	1,996,995	(e)
Florida State Mid-Bay Bridge Authority Revenue:
Series A, Refunding	5.000%	10/1/26	2,000,000	2,311,200
Series A, Refunding	5.000%	10/1/27	3,000,000	3,453,000
Series A, Refunding	5.000%	10/1/28	1,000,000	1,147,050
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, Refunding	5.000%	10/1/25	4,750,000	5,265,707
Lee County, FL, Airport Revenue:
Series A, Refunding, AGM	5.000%	10/1/21	12,245,000	12,603,411	(d)
Series A, Refunding, AGM	5.000%	10/1/22	8,000,000	8,218,160	(d)
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.000%	10/1/29	385,000	404,816	(f)
Miami International Airport, Unrefunded	5.000%	10/1/29	4,615,000	4,828,998
Miami-Dade County, FL, Expressway Authority Toll System Revenue:
Series B, Refunding	5.000%	7/1/24	3,000,000	3,477,180
Series B, Refunding	5.000%	7/1/25	3,730,000	4,315,200
Series B, Refunding	5.000%	7/1/26	1,700,000	1,960,270
Series B, Refunding	5.000%	7/1/27	2,350,000	2,697,119
Series B, Refunding	5.000%	7/1/28	1,000,000	1,146,100
Series B, Refunding	5.000%	7/1/30	2,500,000	2,847,350
Series B, Refunding	5.000%	7/1/31	2,750,000	3,118,967

See Notes to Financial Statements.

18	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue:
Nicklaus Children’s Hospital, Refunding	5.000%	8/1/35	$1,020,000	$1,181,109
Nicklaus Children’s Hospital, Refunding	5.000%	8/1/36	635,000	732,263
Nicklaus Children’s Hospital, Refunding	5.000%	8/1/37	1,010,000	1,158,319
Orange County, FL, Health Facilities Authority Revenue:
Hospital, Orlando Health Inc.	5.250%	10/1/21	6,935,000	7,063,367
Hospital, Orlando Health Inc.	5.250%	10/1/22	7,095,000	7,226,328
Orlando Health Inc.	5.125%	10/1/26	4,050,000	4,122,454
Presbyterian Retirement Communities, Refunding	5.000%	8/1/36	3,745,000	4,086,881
Palm Beach County, FL, Solid Waste Authority Revenue:
Improvement BHAC	5.000%	10/1/24	980,000	997,170	(f)
Improvement BHAC	5.000%	10/1/25	3,350,000	3,408,692	(f)
Improvement BHAC	5.000%	10/1/27	1,155,000	1,175,236	(f)
Improvement BHAC, Unrefunded	5.000%	10/1/24	2,520,000	2,564,150	(f)
Sterling Hill, FL, Community Development District, Special Assessment Revenue, Series B	5.500%	11/1/10	560,651	358,816	*(h)
Total Florida				141,367,215
Georgia — 3.2%
Atlanta & Fulton County, GA, Recreational Authority Revenue:
Zoo, Series A, NATL	5.000%	12/1/19	1,770,000	1,774,850
Zoo, Series A, NATL	5.000%	12/1/20	1,860,000	1,865,115
Atlanta, GA, Water & Wastewater Revenue:
Series A	6.000%	11/1/23	5,465,000	5,608,183	(f)
Series A	6.000%	11/1/24	15,885,000	16,301,187	(f)
Dahlonega, GA, Downtown Development Authority Revenue:
North Georgia MAC LLC Project, Refunding	5.000%	7/1/31	1,400,000	1,668,254
North Georgia MAC LLC Project, Refunding	5.000%	7/1/34	770,000	902,748
DeKalb County, GA, Water & Sewer Revenue, Series A	5.250%	10/1/26	2,500,000	2,715,925
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	6,000,000	6,065,400	(f)
Georgia State Higher Education Facilities Authority Revenue:
USG Real Estate	5.375%	6/15/29	630,000	634,851	(f)
USG Real Estate, Refunding	5.000%	6/15/33	1,600,000	1,934,352
USG Real Estate, Unrefunded	5.375%	6/15/29	2,370,000	2,388,510
Main Street Natural Gas Inc., GA, Gas Project Revenue:
Series A	5.000%	5/15/33	2,750,000	3,158,347

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	19

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Subordinated, Series E, LIQ - Royal Bank of Canada (SIFMA Municipal Swap Index Yield + 0.570%)	2.070%	12/1/23	$20,650,000	$20,553,564	(a)(b)
Main Street Natural Gas Inc., GA, Gas Supply Revenue:
Series A	5.250%	9/15/19	1,500,000	1,523,550
Series B	5.000%	3/15/21	7,110,000	7,498,135
Private Colleges & Universities Authority, GA, Revenue, Savannah College of Art & Design Inc. Project	5.000%	4/1/28	2,000,000	2,262,800
Total Georgia				76,855,771
Illinois — 8.7%
Chicago, IL, Board of Education, GO:
Dedicated, Series G, Refunding	5.000%	12/1/34	1,870,000	2,012,139
Series C, Refunding	5.000%	12/1/24	2,500,000	2,687,200
Series C, Refunding	5.000%	12/1/25	1,000,000	1,081,630
Chicago, IL, Board of Education, Special Tax Revenue:
Dedicated Capital Improvement	5.000%	4/1/36	1,270,000	1,400,480
Dedicated Capital Improvement	5.000%	4/1/37	1,400,000	1,539,328
Dedicated Capital Improvement	5.000%	4/1/42	1,700,000	1,844,432
Chicago, IL, GO:
Series 2002B	5.500%	1/1/30	3,975,000	4,412,965
Series 2002B	5.500%	1/1/37	720,000	784,058
Series 2003B, Refunding	5.500%	1/1/31	2,000,000	2,210,440
Series 2003B, Refunding	5.500%	1/1/32	2,000,000	2,203,680
Series 2005D, Refunding	5.500%	1/1/34	3,180,000	3,487,347
Series 2014A, Refunding	5.000%	1/1/34	2,350,000	2,474,338
Series 2019A	5.000%	1/1/40	7,075,000	7,564,661	(c)
Series 2019A	5.000%	1/1/44	2,200,000	2,336,510	(c)
Series C, Refunding	5.000%	1/1/25	2,765,000	3,030,993
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO:
Series B, Green Bond	5.000%	12/1/25	1,235,000	1,433,032
Series B, Green Bond	5.000%	12/1/26	1,275,000	1,471,312
Series B, Green Bond	5.000%	12/1/27	1,360,000	1,563,306
Series B, Green Bond	5.000%	12/1/28	1,425,000	1,635,886
Series B, Green Bond	5.000%	12/1/30	1,575,000	1,794,224
Series B, Green Bond	5.000%	12/1/31	1,650,000	1,873,559
Series B, Green Bond	5.000%	12/1/32	1,735,000	1,966,293
Series B, Green Bond	5.000%	12/1/33	1,820,000	2,057,710
Series B, Green Bond	5.000%	12/1/34	1,910,000	2,155,760

See Notes to Financial Statements.

20	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, O’Hare International Airport Revenue:
General, Third Lien, Series B	5.000%	1/1/22	$4,000,000	$4,243,320	(f)
Senior Lien, Series D	5.250%	1/1/36	7,445,000	8,732,389
Senior Lien, Series D	5.250%	1/1/37	4,600,000	5,373,674
Series A, Refunding	5.000%	1/1/33	2,000,000	2,240,300	(d)
Series B, Refunding	5.000%	1/1/33	4,500,000	5,104,710
Series B, Refunding	5.000%	1/1/34	10,505,000	11,886,618
Series C	5.000%	1/1/30	6,010,000	6,810,712	(d)
Trips Obligated Group	5.000%	7/1/38	1,500,000	1,699,005	(d)
Chicago, IL, Wastewater Transmission Revenue:
Second Lien	5.000%	1/1/30	1,635,000	1,800,184
Second Lien	5.000%	1/1/31	1,500,000	1,644,495
Second Lien	5.000%	1/1/32	1,000,000	1,092,970
Second Lien	5.000%	1/1/33	1,035,000	1,127,001
Second Lien, Series B, Refunding	5.000%	1/1/36	4,000,000	4,465,560
Chicago, IL, Waterworks Revenue:
Second Lien Project	5.000%	11/1/30	1,785,000	1,993,185
Second Lien Project	5.000%	11/1/31	2,000,000	2,230,160
Second Lien Project	5.000%	11/1/33	1,500,000	1,664,700
Second Lien Project	5.000%	11/1/34	1,000,000	1,107,900
Second Lien, Refunding	5.000%	11/1/29	1,000,000	1,170,050
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/28	2,000,000	2,379,100
Elk Grove Village, IL, GO:
Property Tax	5.000%	1/1/29	550,000	649,132
Property Tax	5.000%	1/1/30	885,000	1,036,096
Illinois State Finance Authority, Student Housing & Academic Facilities Revenue, Chicago LLC, University of Illinois Chicago Project, Series A	5.000%	2/15/37	700,000	777,728
Illinois State Sports Facilities Authority Revenue:
State Tax Supported, Refunding, AGM	5.250%	6/15/30	5,000,000	5,594,500
State Tax Supported, Refunding, AGM	5.250%	6/15/31	8,000,000	8,934,240
State Tax Supported, Refunding, AGM	5.250%	6/15/32	9,500,000	10,584,045
Illinois State University, Auxiliary Facilities System Revenue:
Series A, Refunding, AGM	5.000%	4/1/26	510,000	589,035
Series A, Refunding, AGM	5.000%	4/1/28	475,000	561,821
Illinois State, GO:
Series 2016	5.000%	11/1/33	3,150,000	3,371,791
Series 2016, Refunding	5.000%	2/1/26	9,620,000	10,563,914

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	21

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Series 2016, Refunding	5.000%	2/1/29	$2,200,000	$2,408,450
Series A	5.000%	12/1/42	4,745,000	5,016,841
Series A, Refunding	5.000%	10/1/27	12,805,000	14,206,123
Series A, Refunding	5.000%	10/1/28	4,000,000	4,456,880
Series B, Refunding	5.000%	10/1/27	3,000,000	3,328,260
Series D	5.000%	11/1/26	5,000,000	5,521,800
Metropolitan Pier & Exposition Authority, IL, Revenue:
McCormick Place Expansion Project, Refunding	5.000%	12/15/28	2,000,000	2,260,640
McCormick Place Expansion Project, Refunding	5.000%	12/15/30	625,000	697,656
University of Illinois, COP:
Series C, Refunding	5.000%	3/15/25	1,250,000	1,413,213
Series C, Refunding	5.000%	3/15/26	1,800,000	2,029,608
Total Illinois				205,789,089
Indiana — 1.9%
Indiana State Finance Authority Revenue, Trinity Health, Series B, Refunding	5.000%	12/1/28	5,000,000	5,272,850	(f)
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp., Refunding	6.000%	12/1/19	12,000,000	12,225,480
Indiana State Health Facility Financing Authority Revenue:
Ascension Health Credit Group	5.000%	11/15/35	6,000,000	6,894,360
Ascension Health Credit Group	5.000%	11/15/36	4,000,000	4,577,880
Indianapolis, IN, Local Public Improvement Bond Bank:
Series A	4.000%	2/1/38	1,000,000	1,092,980	(c)
Series A	4.000%	2/1/44	6,000,000	6,457,020	(c)
Valparaiso, IN, Exempt Facility Revenue, Pratt Paper LLC Project	5.875%	1/1/24	1,000,000	1,094,050	(d)
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	5.250%	1/1/21	8,000,000	8,470,960
Total Indiana				46,085,580
Iowa — 0.4%
Iowa Finance Authority Health Care Facilities Revenue:
Genesis Health System	5.000%	7/1/20	2,500,000	2,596,275
Genesis Health System	5.000%	7/1/21	3,025,000	3,152,958	(f)
Genesis Health System, Unrefunded	5.000%	7/1/21	1,145,000	1,189,918
Iowa Health System, AGC	5.000%	8/15/19	1,150,000	1,164,536	(i)
Iowa Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company	3.125%	12/1/22	1,850,000	1,862,173	(c)
Total Iowa				9,965,860

See Notes to Financial Statements.

22	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Kansas — 0.2%
Kansas State Development Finance Authority Revenue:
Sisters of Charity of Leavenworth Health System	5.250%	1/1/25	$2,605,000	$2,675,074	(f)
Sisters of Charity of Leavenworth Health System, Unrefunded	5.250%	1/1/25	395,000	405,298
Wyandotte County, KS, Turner Unified School District #202, GO, Series A, AGM	4.000%	9/1/36	775,000	827,871	(c)
Total Kansas				3,908,243
Kentucky — 1.3%
Kentucky State Economic Development Finance Authority Revenue:
Catholic Health Initiatives, Series B	2.700%	11/10/21	11,000,000	11,128,590	(a)(b)
Owensboro Medical Health System Inc., Series A	5.250%	6/1/23	1,835,000	1,912,749	(f)
Kentucky State PEA, Gas Supply Revenue, Series B	4.000%	1/1/25	13,750,000	14,948,175	(a)(b)
Kentucky State Turnpike Authority Economic Development Road Revenue:
Revitalization Project, Series B, Refunding	5.000%	7/1/27	1,435,000	1,721,383
Revitalization Project, Series B, Refunding	5.000%	7/1/28	1,000,000	1,191,830
Total Kentucky				30,902,727
Louisiana — 0.7%
Shreveport, LA, Water & Sewer Revenue:
Refunding, AGM	5.000%	12/1/28	2,440,000	2,843,893
Refunding, AGM	5.000%	12/1/29	2,000,000	2,325,320
St. Charles Parish, LA, Gulf Opportunity Zone Revenue, Valero Energy Corp., Convertible	4.000%	6/1/22	10,000,000	10,443,900	(a)(b)
Total Louisiana				15,613,113
Maryland — 0.9%
Maryland State EDC, EDR:
Terminal Project, Series B	5.375%	6/1/25	5,055,000	5,279,442	(f)
Transportation Facilities Project, Series A	5.125%	6/1/20	2,910,000	3,006,175	(i)
Transportation Facilities Project, Series A	5.375%	6/1/25	7,500,000	7,833,000	(f)
Maryland State EDC, Student Housing Revenue:
University of Maryland College Park Project, Refunding, AGM	4.000%	6/1/26	625,000	705,038
University of Maryland College Park Project, Refunding, AGM	5.000%	6/1/27	1,400,000	1,678,838
University of Maryland College Park Project, Refunding, AGM	5.000%	6/1/30	1,550,000	1,835,572
University of Maryland College Park Project, Refunding, AGM	5.000%	6/1/31	1,000,000	1,175,350
Total Maryland				21,513,415

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	23

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — 1.9%
Berkshire, MA, Wind Power Cooperative Corp. Revenue:
Berkshire Wind Project, Green Bond, Refunding	5.000%	7/1/29	$500,000	$601,355
Berkshire Wind Project, Green Bond, Refunding	5.000%	7/1/30	440,000	525,030
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Series B-1, Refunding	5.000%	1/1/35	1,000,000	1,215,130
Massachusetts State DFA Revenue:
Brandeis University, Series S-1, Refunding	5.000%	10/1/34	1,740,000	2,074,498	(c)
Brandeis University, Series S-1, Refunding	5.000%	10/1/36	1,035,000	1,223,691	(c)
Brandeis University, Series S-1, Refunding	5.000%	10/1/38	1,210,000	1,418,580	(c)
Dana-Farber Cancer Institute, Series S	5.000%	12/1/34	2,000,000	2,336,740
Foxborough Regional Charter, Refunding	5.000%	7/1/37	1,000,000	1,078,340
Partners Healthcare System, Refunding	5.000%	7/1/37	1,500,000	1,755,525
Sterling and Francine Clark Art Institute, Refunding	5.000%	7/1/36	3,035,000	3,501,449
UMass Boston Student Housing Project	5.000%	10/1/28	2,900,000	3,322,443
Wellforce Issue, Series A	5.000%	7/1/34	1,325,000	1,548,951
Wellforce Issue, Series A	5.000%	7/1/39	500,000	573,050
Massachusetts State HEFA Revenue:
Cape Cod Healthcare Obligation, AGC	6.000%	11/15/28	1,500,000	1,541,430	(f)
UMass Memorial Health Care Inc., Series G	5.000%	7/1/19	1,500,000	1,511,955
UMass Memorial Health Care Inc., Series G	5.000%	7/1/20	2,500,000	2,597,125
Massachusetts State Port Authority Revenue, Series A	5.000%	7/1/33	4,880,000	5,946,670	(d)
Massachusetts State Water Resources Authority Revenue, General, Series C, Green Bond, Refunding	4.000%	8/1/36	7,000,000	7,550,480
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue:
Series B-1, Refunding	5.000%	1/1/36	2,000,000	2,421,340
Series B-1, Refunding	5.000%	1/1/37	1,000,000	1,203,750
Total Massachusetts				43,947,532
Michigan — 3.2%
Detroit, MI, Downtown Development Authority, Tax Increment Revenue:
Series A, Refunding, AGM	5.000%	7/1/36	2,000,000	2,172,460
Series A, Refunding, AGM	5.000%	7/1/38	1,350,000	1,465,007
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien, Series C, Refunding	5.000%	7/1/33	7,700,000	8,995,833
Senior Lien, Series C, Refunding	5.000%	7/1/35	4,500,000	5,231,115
Michigan State Building Authority Revenue, Facilities Program, Series II, AGM	5.000%	10/15/26	5,000,000	5,087,650

See Notes to Financial Statements.

24	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Finance Authority Ltd. Authority Obligation Revenue, Higher Education, Thomas M Cooley Law School Project, Refunding	6.250%	7/1/29	$7,780,000	$8,067,082	(e)
Michigan State Finance Authority Revenue:
Detroit School District, Series A, Refunding, Q-SBLF	5.000%	5/1/23	2,000,000	2,242,520
Detroit School District, Series A, Refunding, Q-SBLF	5.000%	5/1/24	2,000,000	2,296,900
Detroit School District, Series A, Refunding, Q-SBLF	5.000%	5/1/25	1,500,000	1,758,840
Local Government Loan Program, Detroit Water & Sewer Department, Series C	5.000%	7/1/33	1,500,000	1,693,305
Local Government Loan Program, Detroit Water & Sewer Department, Series D2, Refunding, AGM	5.000%	7/1/24	11,500,000	13,373,005
Local Government Loan Program, Detroit Water & Sewer Department, Series D2, Refunding, AGM	5.000%	7/1/28	3,660,000	4,174,889
Local Government Loan Program, Detroit Water & Sewer Department, Series D-2, Refunding	5.000%	7/1/34	700,000	794,206
Trinity Health Corp., Series A, Prerefunded	5.000%	12/1/27	40,000	42,250	(f)
Trinity Health Corp., Series A, Unrefunded	5.000%	12/1/27	4,460,000	4,692,990
Michigan State Finance Authority, Hospital Revenue, Trinity Health Credit Group, Series A, Refunding	5.000%	12/1/42	2,250,000	2,592,225
Michigan State Strategic Fund Limited Obligation Revenue:
I-75 Improvement Project	5.000%	12/31/43	4,000,000	4,561,120	(d)
Michigan Senate Offices Project, Series A	5.000%	10/15/28	1,190,000	1,359,516
Michigan Senate Offices Project, Series A	5.000%	10/15/31	1,640,000	1,856,431
Michigan Senate Offices Project, Series A	5.000%	10/15/33	1,985,000	2,238,484
Michigan Senate Offices Project, Series A	5.000%	10/15/35	1,000,000	1,126,400
Total Michigan				75,822,228
Minnesota — 0.2%
Minnesota Agricultural & Economic Development Board Revenue, Essentia Healthcare, C-1, AGC	5.000%	2/15/30	4,000,000	4,096,160
Missouri — 0.1%
Kansas City, MO, Industrial Development Authority, Senior Living Facilities Revenue, Kingswood Project, Refunding	5.750%	11/15/36	1,460,000	1,276,726	(e)
Missouri State Health Educational Facilities Authority Senior Living Facilities Revenue, Lutheran Senior Services Projects, Series A	5.000%	2/1/34	1,700,000	1,878,007
Total Missouri				3,154,733
Nebraska — 0.2%
Central Plains, NE, Energy Project, Gas Project Revenue, Project #3, Series A, Refunding	5.000%	9/1/36	4,500,000	5,460,390

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	25

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Nevada — 0.8%
Clark County, NV, GO, Pledged Revenue, Stadium Improvements, Series A	5.000%	6/1/38	$5,000,000	$5,964,550
Humboldt County, NV, PCR, Idaho Power Co. Project, Refunding	5.150%	12/1/24	13,000,000	13,171,340
Total Nevada				19,135,890
New Jersey — 6.3%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue:
Refunding, AGM	5.000%	11/1/26	1,000,000	1,121,980
Refunding, AGM	5.000%	11/1/27	1,500,000	1,674,720
Refunding, AGM	5.000%	11/1/29	1,500,000	1,659,540
Refunding, AGM	5.000%	11/1/31	1,000,000	1,100,410
New Brunswick, NJ, Parking Authority, City GTD, Series A, Refunding, BAM	5.000%	9/1/35	2,000,000	2,327,660
New Jersey State EDA Revenue:
Provident Group - Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/30	2,400,000	2,611,896
Provident Group - Rowan Properties LLC, Rowan University Housing Project, Series A	5.000%	1/1/35	1,750,000	1,879,833
School Facilities Construction, Series DDD	5.000%	6/15/32	3,000,000	3,317,820
School Facilities Construction, Series DDD	5.000%	6/15/33	2,450,000	2,699,165
School Facilities Construction, Series DDD	5.000%	6/15/35	1,000,000	1,094,190
School Facilities Construction, Series I, Refunding, State Appropriations (SIFMA Municipal Swap Index Yield + 1.600%)	3.100%	3/1/28	20,000,000	19,943,200	(b)
School Facilities Construction, Series WW, State Appropriations	5.250%	6/15/29	11,390,000	12,711,126
School Facilities Construction, Series WW, State Appropriations	5.250%	6/15/30	10,685,000	11,864,303
New Jersey State EDA, Motor Vehicle Surcharges Revenue, Subordinated, Series A, Refunding	5.000%	7/1/33	3,000,000	3,306,060
New Jersey State EDA, Special Facilities Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	3,060,000	3,093,568	(d)
New Jersey American Water Co., Series C, Refunding	5.100%	6/1/23	6,075,000	6,268,975	(d)
New Jersey American Water Co., Series E, Refunding	4.700%	12/1/25	6,750,000	7,003,665	(d)
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	1,700,000	1,859,698	(d)
New Jersey State EFA Revenue, University of Medicine & Dentistry, Series B, Refunding	7.125%	12/1/23	3,000,000	3,027,450	(f)
New Jersey State Health Care Facilities Financing Authority:
University Hospital, Series A, AGM	5.000%	7/1/25	2,350,000	2,719,890
University Hospital, Series A, AGM	5.000%	7/1/28	2,000,000	2,292,460

See Notes to Financial Statements.

26	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
University Hospital, Series A, AGM	5.000%	7/1/30	$1,200,000	$1,361,892
New Jersey State Higher Education Student Assistance Authority, Student Loan Revenue, Series A	5.375%	6/1/24	3,215,000	3,232,040
New Jersey State Transportation Trust Fund Authority Revenue:
Federal Highway Reimbursement, Refunding	5.000%	6/15/24	1,500,000	1,697,790
Federal Highway Reimbursement, Series A, Refunding	5.000%	6/15/29	6,500,000	7,429,240
Transportation System, Series B	5.250%	6/15/24	7,000,000	7,436,800
New Jersey State Turnpike Authority Revenue:
Series A, Refunding	5.000%	1/1/32	9,000,000	10,474,110
Series A, Refunding	5.000%	1/1/33	10,230,000	11,865,572
Series G, Refunding	5.000%	1/1/35	4,345,000	5,171,332
Tobacco Settlement Financing Corp., NJ, Revenue:
Series A, Refunding	5.000%	6/1/35	3,250,000	3,691,967
Series A, Refunding	5.000%	6/1/36	3,000,000	3,392,760
Total New Jersey				149,331,112
New Mexico — 0.8%
Bernalillo County, NM, Gross Receipts Tax Revenue, Refunding, AMBAC	5.250%	10/1/21	1,100,000	1,198,681
Farmington, NM, PCR:
Arizona Public Service Co., Series B, Refunding	4.700%	9/1/24	16,000,000	16,654,880
Public Service Co. Project, Refunding	2.125%	6/1/22	1,965,000	1,946,824	(a)(b)
Total New Mexico				19,800,385
New York — 9.6%
Brooklyn Arena, NY, Local Development Corp. Revenue, Barclays Center Project	6.000%	7/15/30	33,640,000	34,847,340	(f)
Hudson Yards Infrastructure Corp., NY, Second Indenture Revenue, Series A, Refunding	5.000%	2/15/35	10,000,000	11,850,600
Long Island, NY, Power Authority, Series B, Refunding	5.000%	9/1/32	5,820,000	6,849,907
MTA, NY, Transportation Revenue:
Series D	5.000%	11/15/25	5,000,000	5,461,300	(f)
Series G	5.250%	11/15/22	6,000,000	6,369,480	(f)
Series G	5.250%	11/15/24	22,995,000	24,391,946	(f)
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue:
Amsterdam At Harborside, Series A	5.875%	1/1/23	878,494	897,469
Amsterdam at Harborside, Series C	2.000%	1/1/49	104,441	17,102
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Subordinated, Series BB-2, Refunding	5.000%	6/15/32	3,000,000	3,614,160

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	27

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, TFA, Building Aid Revenue:
Fiscal 2015, Series S-1, State Aid Withholding	5.000%	7/15/29	$2,500,000	$2,919,375
Fiscal 2015, Series S-1, State Aid Withholding	5.000%	7/15/30	4,000,000	4,651,040
Refunding, Series S-2A, State Aid Withholding	5.000%	7/15/29	2,500,000	3,122,525
New York State Dormitory Authority, Sales Tax Revenue:
Group 2, Series E, Refunding	5.000%	3/15/36	10,000,000	12,106,900
Group 3, Series E, Refunding	5.000%	3/15/38	7,620,000	9,158,021
State Supported, Series A	5.000%	3/15/40	6,000,000	7,002,480
New York State Dormitory Authority, State Personal Income Tax Revenue, Series A	5.000%	2/15/43	5,810,000	6,693,875
New York State Thruway Authority General Revenue:
Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/33	4,500,000	5,234,670
Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/34	2,100,000	2,436,042
Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/35	250,000	289,263
Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/36	2,115,000	2,440,583
New York State Thruway Authority, State Personal Income Tax Revenue, Transportation, Series A	5.000%	3/15/26	1,800,000	2,028,852
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project, Refunding	5.000%	8/1/26	710,000	745,166	(d)
American Airlines Inc., John F. Kennedy International Airport Project, Refunding	5.000%	8/1/31	3,885,000	4,047,199	(d)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/31	11,250,000	13,199,063	(d)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/34	1,000,000	1,101,090	(d)
New York State Transportation Development Corp., Special Facility Revenue:
LaGuardia Airport Terminal B Redevelopment Project, Series A, AGM	4.000%	7/1/35	13,335,000	13,858,132	(d)
LaGuardia Airport Terminal B Redevelopment Project, Series A, AGM	4.000%	7/1/37	8,000,000	8,274,800	(d)
Port Authority of New York & New Jersey Revenue:
Consolidated, Series One Hundred Eighty	5.000%	9/1/27	5,000,000	5,758,900	(d)
Consolidated, Series One Hundred Eighty	5.000%	9/1/28	5,000,000	5,737,150	(d)
Series 194, Refunding	5.000%	10/15/33	10,000,000	11,739,200
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal, LLC Project	5.000%	12/1/20	1,365,000	1,417,798
Triborough Bridge & Tunnel Authority, NY, Revenue, General-MTA Bridges & Tunnels, Series A	5.000%	11/15/43	2,465,000	2,924,082

See Notes to Financial Statements.

28	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnical Institute, Series A	5.000%	9/1/30	$3,000,000	$3,122,340
Utility Debt Securitization Authority, NY, Revenue, Restructuring, Series TE	5.000%	12/15/27	3,000,000	3,451,050
Total New York				227,758,900
North Carolina — 0.0%
North Carolina State Turnpike Authority Revenue:
Senior Lien, Refunding	5.000%	1/1/30	350,000	404,334
Senior Lien, Refunding, AGM	5.000%	1/1/31	500,000	586,105
Total North Carolina				990,439
Ohio — 0.2%
American Municipal Power-Ohio Inc., OH, Revenue:
AMP Fremont Energy Center Project, Series A, Refunding	5.000%	2/15/28	2,250,000	2,765,002
AMP Fremont Energy Center Project, Series A, Refunding	5.000%	2/15/29	1,250,000	1,529,038
Ohio State Higher Educational Facility Revenue, University of Dayton 2018 Project, Series B, Refunding	5.000%	12/1/32	1,000,000	1,196,050
Total Ohio				5,490,090
Oklahoma — 0.0%
Payne County, OK, Economic Development Authority Revenue, Epworth Living at The Ranch, Series A	6.250%	11/1/31	1,625,000	625,625	*(j)
Oregon — 1.1%
Lane & Douglas Counties, OR, School District #28J Fern Ridge, GO:
Convertible Deferred Interest, Series A School Board Guaranty	5.000%	6/15/30	3,170,000	3,781,715
Convertible Deferred Interest, Series A School Board Guaranty	5.000%	6/15/36	2,000,000	2,323,560
Multnomah County, OR, School District No 7, Reynolds, GO, Deferred Interest, Series B, School Bond Guaranty	0.000%	6/15/31	2,000,000	1,310,600
Oregon State Facilities Authority Revenue, Legacy Health System Project, Series A, Refunding	5.250%	5/1/20	5,000,000	5,190,800
Oregon State Health & Science University Revenue, Series B, Refunding	5.000%	7/1/35	4,650,000	5,422,225
Port of Portland, OR, Airport Revenue, Series 24B	5.000%	7/1/42	1,530,000	1,731,776	(d)
Washington Clackamas & Yamhill Counties, OR, School District #88J, GO, Sherwood School Board Guaranty	5.000%	6/15/32	1,250,000	1,502,788
Washington Multnomah & Yamhill Counties, OR, School District #1 West Union, GO, Hillsboro, School Board Guaranty	5.000%	6/15/34	3,000,000	3,583,440
Total Oregon				24,846,904

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	29

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 2.9%
Berks County, PA, Industrial Development Authority, Healthcare Facilities Revenue:
Highlands at Wyomissing, Refunding	5.000%	5/15/32	$400,000	$449,036
Highlands at Wyomissing, Refunding	5.000%	5/15/37	375,000	413,719
Berks County, PA, Municipal Authority Revenue, Reading Hospital Medical Center, (SIFMA Municipal Swap Index Yield + 1.500%)	3.000%	7/1/22	7,500,000	7,606,575	(a)(b)
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, Tobacco Master Settlement Payment	5.000%	6/1/30	2,290,000	2,726,222
Cumberland County, PA, Municipal Authority Revenue:
Diakon Lutheran Social Ministries Project, Refunding	5.000%	1/1/25	2,000,000	2,238,040
Diakon Lutheran Social Ministries Project, Refunding	5.000%	1/1/26	2,500,000	2,790,750
Diakon Lutheran Social Ministries Project, Refunding	5.000%	1/1/27	1,000,000	1,112,870
Luzerne County, PA, GO, Series A, Refunding, AGM	5.000%	11/15/29	3,000,000	3,467,880
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.000%	8/1/24	5,755,000	6,000,566	(f)
Pennsylvania State Higher EFA Revenue, University of Pittsburgh Medical Center, Series E	5.000%	5/15/31	9,200,000	9,519,240
Pennsylvania State Turnpike Commission Revenue, Subordinated, Series B	5.250%	12/1/31	6,750,000	7,412,175	(f)
Philadelphia, PA, Airport Revenue:
Series A, Refunding	5.000%	6/15/33	6,625,000	7,485,654	(d)
Series A, Refunding	5.000%	6/15/34	6,955,000	7,841,554	(d)
Philadelphia, PA, School District, GO, Series A, State Aid Withholding	5.000%	9/1/28	2,285,000	2,629,715
State Public School Building Authority, PA, Lease Revenue:
Philadelphia School District Project, Series A, Refunding, AGM	5.000%	6/1/31	1,380,000	1,611,053
Philadelphia School District Project, Series A, Refunding, AGM	5.000%	6/1/33	4,150,000	4,795,242
Total Pennsylvania				68,100,291
Puerto Rico — 0.5%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Restructured, Series A-1	4.750%	7/1/53	12,500,000	11,883,375
Rhode Island — 0.3%
Providence, RI, Public Building Authority, General Revenue, Series A, NATL	5.375%	12/15/21	175,000	175,493
Rhode Island State Health & Educational Building Corp. Revenue:
Hospital Financing, Lifespan Obligated Group, Refunding	5.000%	5/15/28	2,500,000	2,894,825

See Notes to Financial Statements.

30	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Rhode Island — continued
Hospital Financing, Lifespan Obligated Group, Refunding	5.000%	5/15/29	$2,000,000	$2,303,600
Hospital Financing, Lifespan Obligated Group, Refunding	5.000%	5/15/30	1,570,000	1,795,719
Total Rhode Island				7,169,637
South Carolina — 0.5%
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue:
Refunding	5.000%	12/1/29	3,500,000	4,040,435
Refunding	5.000%	12/1/30	2,250,000	2,587,500
South Carolina State Ports Authority Revenue:
Series 2018	5.000%	7/1/36	2,850,000	3,317,030	(d)
Series 2018	5.000%	7/1/37	2,000,000	2,315,400	(d)
Total South Carolina				12,260,365
Tennessee — 4.7%
Memphis-Shelby County, TN, Airport Authority Revenue:
Series C	5.000%	7/1/20	6,390,000	6,639,274	(d)
Series C	5.000%	7/1/21	4,795,000	5,125,088	(d)
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue:
Subordinated, Green Bond, Series A	5.000%	7/1/42	3,200,000	3,742,496
Subordinated, Series B	5.000%	7/1/42	1,500,000	1,754,295
Tennessee Energy Acquisition Corp., Gas Revenue:
Series A	5.250%	9/1/19	8,260,000	8,362,341
Series A	5.250%	9/1/20	31,000,000	32,248,990
Series A	5.250%	9/1/23	15,000,000	16,726,200
Series A	5.250%	9/1/24	6,885,000	7,790,378
Series C	5.000%	2/1/24	25,000,000	27,745,250
Total Tennessee				110,134,312
Texas — 10.2%
Arlington, TX, Higher Education Finance Corp., Education Revenue:
Uplift Education, Series A, Refunding, PSF - GTD	5.000%	12/1/34	650,000	767,442
Uplift Education, Series A, Refunding, PSF - GTD	5.000%	12/1/36	915,000	1,072,398
Uplift Education, Series A, Refunding, PSF - GTD	5.000%	12/1/37	700,000	815,661
Arlington, TX, Special Tax Revenue, Subordinated Lien, Series C, BAM	5.000%	2/15/41	3,750,000	4,171,350
Austin, TX, Airport System Revenue, Series 2014	5.000%	11/15/30	2,730,000	3,107,231	(d)
Bexar County, TX, Hospital District, GO:
GO	5.000%	2/15/29	1,500,000	1,855,275
GO	5.000%	2/15/30	2,000,000	2,456,440
GO	5.000%	2/15/31	2,250,000	2,743,268

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	31

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Central Texas Turnpike System Revenue:
Second Tier, Series C, Refunding	5.000%	8/15/31	$10,000,000	$11,148,000
Second Tier, Series C, Refunding	5.000%	8/15/32	10,000,000	11,115,800
Dallas, TX, Area Rapid Transit, Sales Tax Revenue:
Series A, Refunding	5.000%	12/1/34	7,500,000	8,751,600
Series A, Refunding	5.000%	12/1/35	5,000,000	5,819,000
Series A, Refunding	5.000%	12/1/36	4,250,000	4,931,403
Galveston, TX, Wharves & Terminal Revenue:
Refunding	5.000%	2/1/22	2,055,000	2,168,272
Refunding	5.000%	2/1/26	2,000,000	2,092,580
Gulf Coast, TX, IDA, Solid Waste Disposal Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	3,000,000	3,010,980	(d)
Harris County, TX, Cultural Education Facilities Finance Corp., Thermal Utility Revenue, Teco Project, Refunding	5.000%	11/15/30	600,000	724,128
Harris County, TX, Houston Sports Authority Revenue, Senior Lien, Series A, Refunding, AGM	5.000%	11/15/25	9,000,000	10,397,430
Houston, TX, Airport System Revenue:
Special Facilities, United Airlines Inc., Airport Improvements Project	5.000%	7/15/28	4,500,000	5,247,045	(d)
Subordinated Lien, Series C, Refunding	5.000%	7/1/30	2,630,000	3,173,963	(d)
Subordinated Lien, Series C, Refunding	5.000%	7/1/32	2,250,000	2,680,200	(d)
Subordinated Lien, Series D, Refunding	5.000%	7/1/30	1,665,000	2,048,017
Subordinated Lien, Series D, Refunding	5.000%	7/1/31	1,800,000	2,197,278
Houston, TX, Airport Systems Revenue, Special Facilities, United Airlines Inc., Airport Improvement Project, LOC - Sumitomo Mitsui Banking	5.000%	7/15/28	1,500,000	1,749,015	(d)
Houston, TX, Utility System Revenue:
Combined First Lien, Series C, Refunding	5.000%	5/15/27	5,000,000	5,752,300
Combined First Lien, Series C, Refunding	5.000%	5/15/28	5,000,000	5,731,250
Limestone County, TX, Public Facility Corp. Revenue, County Jail Project	5.000%	11/1/19	545,000	546,493
Love Field, TX, Airport Modernization Corp., General Airport Revenue, Series 2017	5.000%	11/1/31	1,250,000	1,448,625	(d)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/20	3,700,000	3,878,488	(d)
Southwest Airlines Co. Project	5.000%	11/1/21	8,780,000	9,461,152	(d)
Southwest Airlines Co. Project	5.000%	11/1/22	2,205,000	2,440,847	(d)
New Hope Cultural Education Facilities Finance Corp., TX, Senior Living Revenue, Cardinal Bay Inc., Village on the Park/Carriage Inn Project, Series A1	5.000%	7/1/31	250,000	285,975

See Notes to Financial Statements.

32	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
North Texas Tollway Authority Revenue:
First Tier, Series A, Refunding	5.000%	1/1/32	$2,500,000	$2,899,350
First Tier, Series A, Refunding	5.000%	1/1/34	700,000	888,384
First Tier, Series A, Refunding	5.000%	1/1/35	400,000	510,892
First Tier, Series A, Refunding	5.000%	1/1/36	500,000	584,635
First Tier, Series A, Refunding	5.000%	1/1/37	1,305,000	1,520,690
First Tier, Series B, Refunding	5.000%	1/1/34	17,310,000	19,617,596
Second Tier, Series B, Refunding	5.000%	1/1/31	4,000,000	4,487,360
Port Authority of Houston of Harris County, TX, GO:
Series A, Refunding	5.000%	10/1/36	3,500,000	4,165,840	(d)
Series A, Refunding	5.000%	10/1/37	3,425,000	4,061,708	(d)
Series A, Refunding	5.000%	10/1/38	3,500,000	4,137,910	(d)
Prosper, TX, ISD:
Unlimited Tax School Building, PSF-GTD	5.000%	2/15/41	3,290,000	3,954,481	(c)
Unlimited Tax School Building, PSF-GTD	5.000%	2/15/44	5,250,000	6,287,505	(c)
SA Energy Acquisition PFC, TX, Gas Supply Revenue	5.500%	8/1/21	2,000,000	2,142,060
Socorro, TX, ISD, GO, School Building, PSF-GTD	5.000%	8/15/41	5,200,000	6,049,940
Southwest Texas, Higher Education Authority Inc. Revenue, Southern Methodist University Project, Refunding	5.000%	10/1/41	1,750,000	2,041,515
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckner Senior Living Ventana Project	6.625%	11/15/37	1,890,000	2,145,396
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Senior Lien, Series D	6.250%	12/15/26	22,885,000	26,589,624
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue:
Series 2012	5.000%	12/15/19	5,000,000	5,102,950
Series 2012	5.000%	12/15/20	5,750,000	6,026,517
Texas State Water Development Board Revenue, State Water Implementation Fund, Series A	5.000%	10/15/43	13,010,000	15,345,295
Total Texas				242,348,554
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan, Cruzan Project, Series A	6.000%	10/1/39	750,000	721,875
Matching Fund Loan, Diageo Project, Series A	6.625%	10/1/29	3,650,000	3,586,125
Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	1,420,000	1,377,400
Matching Fund Loan, Subordinated Lien, Series B	5.000%	10/1/25	3,560,000	3,417,600
Total U.S. Virgin Islands				9,103,000

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	33

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Utah — 0.2%
Salt Lake City, UT, Airport Revenue, Series A	5.000%	7/1/34	$3,000,000	$3,495,450	(d)
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/37	1,285,000	1,447,553
Total Utah				4,943,003
Virginia — 1.0%
Virginia Beach, VA, Development Authority, Residential Care Facilities Revenue, Westminster - Canterbury on Chesapeake Bay, Refunding	5.000%	9/1/44	1,500,000	1,698,600
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/24	1,760,000	1,904,355	(d)
Senior Lien, 95 Express Lanes LLC	5.000%	7/1/34	4,650,000	4,935,742	(d)
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.000%	7/1/24	2,900,000	3,134,088	(d)
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.000%	7/1/25	3,875,000	4,170,159	(d)
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.000%	1/1/26	3,290,000	3,528,920	(d)
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.000%	7/1/26	4,700,000	5,035,251	(d)
Total Virginia				24,407,115
Washington — 1.9%
Energy Northwest, WA, Electric Revenue:
Columbia Generating System, Series A, Refunding	5.000%	7/1/29	5,000,000	5,883,600
Project One, Series A, Refunding	5.000%	7/1/27	8,500,000	10,074,710
Project One, Series A, Refunding	5.000%	7/1/28	10,000,000	11,798,500
Port of Seattle, WA, Intermediate Lien Revenue, Series A	5.000%	5/1/36	4,000,000	4,625,560	(d)
Port of Seattle, WA, Revenue, Series B, Refunding	5.000%	9/1/24	2,300,000	2,466,290	(d)
Washington State Health Care Facilities Authority, Central Washington Health Services Association	6.750%	7/1/29	7,080,000	7,169,137	(f)
Washington State Health Care Facilities Authority Revenue, Multicare Health System, Series B, AGC	5.750%	8/15/29	3,000,000	3,045,600	(f)
Total Washington				45,063,397
West Virginia — 0.8%
Harrison County, WV, Solid Waste Disposal Revenue, Monongahela Power, Series A, Refunding	3.000%	10/15/21	6,500,000	6,501,560	(a)(b)(d)
West Virginia State Higher Education Policy Commission Revenue, Higher Education Facilities, Series A	5.000%	4/1/26	6,440,000	6,664,885	(f)
West Virginia State Hospital Finance Authority Revenue, United Health Systems, Series C	5.250%	6/1/29	5,785,000	5,819,825	(f)
Total West Virginia				18,986,270

See Notes to Financial Statements.

34	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — 1.6%
Central Brown County, WI, Water Authority System Revenue:
Series A, Refunding	5.000%	11/1/31	$2,510,000	$2,861,526
Series A, Refunding	5.000%	11/1/32	2,000,000	2,273,460
Series A, Refunding	5.000%	11/1/33	2,000,000	2,268,140
Series A, Refunding	5.000%	11/1/34	2,000,000	2,257,560
Milwaukee County, WI, Airport Revenue:
Series B, Refunding	4.000%	12/1/21	1,700,000	1,723,290	(d)
Series B, Refunding	5.000%	12/1/22	1,345,000	1,372,075	(d)
Series B, Refunding	5.000%	12/1/23	1,000,000	1,019,990	(d)
Public Finance Authority, WI, Limited Obligation Pilot Revenue, American Dream @ Meadowlands Project	5.000%	12/1/27	1,750,000	1,905,050	(e)
Public Finance Authority, WI, Ltd. Obligation Pilot Revenue, American Dream @ Meadowlands Project	6.500%	12/1/37	2,800,000	3,232,684	(e)
Public Finance Authority, WI, Revenue:
Bancroft Neurohealth Project, Series A	5.000%	6/1/36	1,500,000	1,530,660	(e)
Denver International Airport Great Hall Project	5.000%	9/30/37	2,410,000	2,718,697	(d)
Village of Mount Pleasant, WI, Tax Increment Revenue, Series A, Moral Obligations	5.000%	4/1/43	7,000,000	8,042,440
Wisconsin State Health & Educational Facilities Authority Revenue, Children’s Hospital, Series B	5.500%	8/15/29	5,950,000	6,151,526	(f)
Total Wisconsin				37,357,098
Wyoming — 0.6%
Sweetwater County, WY, Pollution Control Revenue, Idaho Power Co. Project, Refunding	5.250%	7/15/26	14,000,000	14,185,780
Total Municipal Bonds (Cost — $2,277,219,551)				2,373,102,084
Collateralized Mortgage Obligations (k) — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, M012 A1A1	1.600%	6/15/22	8,000,000	7,908,720	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, M012 A1A2	1.600%	6/15/22	4,500,000	4,448,655	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $12,500,000)				12,357,375

			Shares
Statutory Trust Certificates — 0.0%
CMS Liquidating Trust (Cost — $989,420)			200	488,508	*(l)(m)
Total Investments before Short-Term Investments (Cost — $2,290,708,971)				2,385,947,967

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	35

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.3%
Municipal Bonds — 0.3%
New York — 0.2%
New York City, NY, GO:
Subordinated Series D-3 SPA - JP Morgan Chase Bank	1.500%	8/1/38	$1,955,000	$1,955,000	(n)(o)
Subseries H-5, LOC - Dexia Credit Local	1.550%	3/1/34	2,485,000	2,485,000	(n)(o)
Total New York				4,440,000
Texas — 0.1%
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Methodist Hospital System, Subseries C-1	1.500%	12/1/24	2,200,000	2,200,000	(n)(o)
Methodist Hospital System, Subseries C-2	1.500%	12/1/27	1,200,000	1,200,000	(n)(o)
Total Texas				3,400,000
Total Short-Term Investments (Cost — $7,840,000)				7,840,000
Total Investments — 101.0% (Cost — $2,298,548,971)				2,393,787,967
Liabilities in Excess of Other Assets — (1.0)%				(24,074,418)
Total Net Assets — 100.0%				$2,369,713,549

*	Non-income producing security.

(a)	Maturity date shown represents the mandatory tender date.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	The maturity principal is currently in default as of March 31, 2019.

(i)	Bonds are generally escrowed to maturity by U.S. government obligations and/or U.S. government agency securities.

(j)	The coupon payment on these securities is currently in default as of March 31, 2019.

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	Security is valued using significant unobservable inputs (Note 1).

(m)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

See Notes to Financial Statements.

36	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Western Asset Intermediate-Term Municipals Fund

(n)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(o)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviations used in this schedule:

AGC	— Assured Guaranty Corporation — Insured Bonds

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CDA	— Communities Development Authority

COP	— Certificates of Participation

CSCE	— Charter School Credit Enhancement

DFA	— Development Finance Agency

EDA	— Economic Development Authority

EDC	— Economic Development Corporation

EDR	— Economic Development Revenue

EFA	— Educational Facilities Authority

FHA	— Federal Housing Administration — Insured Bonds

FHLMC	— Federal Home Loan Mortgage Corporation

GO	— General Obligation

GTD	— Guaranteed

HEFA	— Health & Educational Facilities Authority

IDA	— Industrial Development Authority

ISD	— Independent School District

LIQ	— Liquidity Facility

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MTA	— Metropolitan Transportation Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCFA	— Pollution Control Financing Authority

PCR	— Pollution Control Revenue

PEA	— Public Energy Authority

PFC	— Public Facilities Corporation

PSF	— Permanent School Fund

Q-SBLF	— Qualified School Board Loan Fund

SCAGO	— South Carolina Association of Government Organizations

SD	— School District

SIFMA	— Securities Industry and Financial Markets Association

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	37

Schedule of investments (cont’d)

March 31, 2019

Western Asset Intermediate-Term Municipals Fund

At March 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	213	6/19	$34,525,319	$35,784,000	$(1,258,681)

See Notes to Financial Statements.

38	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Statement of assets and liabilities

March 31, 2019

Assets:
Investments, at value (Cost — $2,298,548,971)	$2,393,787,967
Cash	72,627
Interest receivable	30,309,595
Receivable for Fund shares sold	2,097,810
Receivable from broker — variation margin on open futures contracts	79,875
Prepaid expenses	95,197
Other assets	458
Total Assets	2,426,443,529

Liabilities:
Payable for securities purchased	42,837,498
Payable for Fund shares repurchased	11,766,045
Investment management fee payable	988,930
Service and/or distribution fees payable	339,811
Distributions payable	314,207
Trustees’ fees payable	9,212
Accrued expenses	474,277
Total Liabilities	56,729,980
Total Net Assets	$2,369,713,549

Net Assets:
Par value (Note 7)	$3,729
Paid-in capital in excess of par value	2,351,118,833
Total distributable earnings (loss)	18,590,987
Total Net Assets	$2,369,713,549

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	39

Statement of assets and liabilities (cont’d)

March 31, 2019

Net Assets:
Class A	$514,738,772
Class C	$432,511,177
Class I	$1,222,184,680
Class IS	$200,278,920

Shares Outstanding:
Class A	81,013,476
Class C	67,975,539
Class I	192,397,170
Class IS	31,501,793

Net Asset Value:
Class A (and redemption price)	$6.35
Class C (and redemption price)	$6.36
Class I (and redemption price)	$6.35
Class IS (and redemption price)	$6.36
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$6.50

See Notes to Financial Statements.

40	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Statement of operations

For the Year Ended March 31, 2019

Investment Income:
Interest	$97,579,550

Expenses:
Investment management fee (Note 2)	12,393,614
Service and/or distribution fees (Notes 2 and 5)	4,288,554
Transfer agent fees (Note 5)	1,738,688
Registration fees	195,955
Legal fees	132,315
Fund accounting fees	110,000
Trustees’ fees	67,001
Audit and tax fees	64,458
Shareholder reports	47,585
Insurance	31,691
Commitment fees (Note 8)	28,660
Custody fees	14,857
Interest expense	440
Miscellaneous expenses	50,460
Total Expenses	19,164,278
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(87,734)
Net Expenses	19,076,544
Net Investment Income	78,503,006

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(10,390,870)
Futures contracts	724,736
Net Realized Loss	(9,666,134)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	22,935,597
Futures contracts	(1,258,681)
Change in Net Unrealized Appreciation (Depreciation)	21,676,916
Net Gain on Investments and Futures Contracts	12,010,782
Increase in Net Assets From Operations	$90,513,788

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	41

Statements of changes in net assets

For the Years Ended March 31,	2019	2018

Operations:
Net investment income	$78,503,006	$82,860,033
Net realized gain (loss)	(9,666,134)	5,367,485
Change in net unrealized appreciation (depreciation)	21,676,916	(32,505,173)
Increase in Net Assets From Operations	90,513,788	55,722,345

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(78,356,082)	(82,443,108)
Decrease in Net Assets From Distributions to Shareholders	(78,356,082)	(82,443,108)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	972,831,433	669,146,201
Reinvestment of distributions	74,360,362	78,765,173
Cost of shares repurchased	(1,286,585,684)	(754,225,544)
Decrease in Net Assets From Fund Share Transactions	(239,393,889)	(6,314,170)
Decrease in Net Assets	(227,236,183)	(33,034,933)

Net Assets:
Beginning of year	2,596,949,732	2,629,984,665
End of year(b)	$2,369,713,549	$2,596,949,732

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 10. For the year ended March 31, 2018, distributions from net investment income were $82,443,108.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 10. For the year ended March 31, 2018, end of year net assets included undistributed net investment income of $1,575,596.

See Notes to Financial Statements.

42	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.31	$6.38	$6.61	$6.63	$6.49

Income (loss) from operations:
Net investment income	0.20	0.20	0.20	0.21	0.21
Net realized and unrealized gain (loss)	0.04	(0.07)	(0.23)	(0.02)	0.13
Total income (loss) from operations	0.24	0.13	(0.03)	0.19	0.34

Less distributions from:
Net investment income	(0.20)	(0.20)	(0.20)	(0.21)	(0.20)
Total distributions	(0.20)	(0.20)	(0.20)	(0.21)	(0.20)

Net asset value, end of year	$6.35	$6.31	$6.38	$6.61	$6.63
Total return[2]	3.88%	2.09%	(0.43)%	2.88%	5.37%

Net assets, end of year (millions)	$515	$585	$638	$1,331	$1,324

Ratios to average net assets:
Gross expenses	0.76%	0.75%	0.75%	0.74%	0.75%
Net expenses	0.76 [3]	0.75 [3]	0.75 [3]	0.74	0.75
Net investment income	3.18	3.19	3.12	3.17	3.11

Portfolio turnover rate	22%	15%	17%	8%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.32	$6.38	$6.62	$6.64	$6.50

Income (loss) from operations:
Net investment income	0.16	0.17	0.17	0.17	0.17
Net realized and unrealized gain (loss)	0.04	(0.06)	(0.24)	(0.02)	0.14
Total income (loss) from operations	0.20	0.11	(0.07)	0.15	0.31

Less distributions from:
Net investment income	(0.16)	(0.17)	(0.17)	(0.17)	(0.17)
Total distributions	(0.16)	(0.17)	(0.17)	(0.17)	(0.17)

Net asset value, end of year	$6.36	$6.32	$6.38	$6.62	$6.64
Total return[2]	3.27%	1.50%	(0.99)%	2.29%	4.77%

Net assets, end of year (millions)	$433	$520	$648	$714	$730

Ratios to average net assets:
Gross expenses	1.34%	1.33%	1.32%	1.32%	1.32%
Net expenses	1.34	1.33 [3]	1.32 [3]	1.32	1.32
Net investment income	2.60	2.61	2.55	2.59	2.54

Portfolio turnover rate	22%	15%	17%	8%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.31	$6.38	$6.61	$6.62	$6.49

Income (loss) from operations:
Net investment income	0.21	0.21	0.21	0.22	0.22
Net realized and unrealized gain (loss)	0.04	(0.07)	(0.23)	(0.01)	0.12
Total income (loss) from operations	0.25	0.14	(0.02)	0.21	0.34

Less distributions from:
Net investment income	(0.21)	(0.21)	(0.21)	(0.22)	(0.21)
Total distributions	(0.21)	(0.21)	(0.21)	(0.22)	(0.21)

Net asset value, end of year	$6.35	$6.31	$6.38	$6.61	$6.62
Total return[2]	4.04%	2.24%	(0.28)%	3.18%	5.37%

Net assets, end of year (millions)	$1,222	$1,492	$1,344	$632	$521

Ratios to average net assets:
Gross expenses	0.61%	0.62%	0.64%	0.65%	0.62%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.33	3.34	3.28	3.31	3.26

Portfolio turnover rate	22%	15%	17%	8%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted :
Class IS Shares[1]	2019[2]

Net asset value, beginning of period	$6.26

Income from operations:
Net investment income	0.11
Net realized and unrealized gain	0.11
Total income from operations	0.22

Less distributions from:
Net investment income	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$6.36
Total return[3]	3.48%

Net assets, end of period (millions)	$200

Ratios to average net assets:
Gross expenses	0.53%[5]
Net expenses[4]	0.53 [5]
Net investment income	3.42 [5]

Portfolio turnover rate	22%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period ended September 18, 2018 (inception date) to March 31, 2019.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.55%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Annualized.

[6]	For the year ended March 31, 2019.

See Notes to Financial Statements.

46	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate-Term Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	47

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

48	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Municipal bonds	—	$2,373,102,084	—	$2,373,102,084
Collateralized mortgage obligations	—	12,357,375	—	12,357,375
Statutory trust certificates	—	—	$488,508	488,508
Total long-term investments	—	2,385,459,459	488,508	2,385,947,967
Short-term investments†	—	7,840,000	—	7,840,000
Total investments	—	$2,393,299,459	$488,508	$2,393,787,967

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,258,681	—	—	$1,258,681

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	49

Notes to financial statements (cont’d)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

50	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of March 31, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	51

Notes to financial statements (cont’d)

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$46,830,604	$(46,830,604)

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class IS shares did not exceed 0.60% and 0.55%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of the total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended March 31, 2019, fees waived and/or expenses reimbursed amounted to $87,734.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

52	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”) , which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class C shares acquired from another Legg Mason Partners Fund subject to CDSC remain subject to the original fund’s CDSC while held in the Fund.

For the year ended March 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$59,553	—
CDSCs	18,447	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended March 31, 2019, such purchase and sale transactions (excluding accrued interest) were $445,238,450 and $482,249,745, respectively, with a realized loss of $1,440,307.

3. Investments

During the year ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$539,123,363
Sales	673,122,919

At March 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$2,297,643,104	$98,957,147	$(2,812,284)	$96,144,863
Futures contracts	—	—	(1,258,681)	(1,258,681)

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	53

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2019.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$1,258,681

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$724,736

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,258,681)

During the year ended March 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$10,801,565

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

54	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

For the year ended March 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$813,211	†	$415,674
Class C	3,475,343		278,364
Class I	—		1,043,325
Class IS1	—		1,325
Total	$4,288,554		$1,738,688

†	Amounts shown are exclusive of expense reimbursements. For the year ended March 31, 2019, the service and/or distribution fees reimbursed amounted to $75 for Class A shares.

[1]	For the period September 18, 2018 (inception date) to March 31, 2019.

For the year ended March 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$75
Class C	—
Class I	87,659
Class IS1	—
Total	$87,734

[1]	For the period September 18, 2018 (inception date) to March 31, 2019.

6. Distributions to shareholders by class

	Year Ended March 31, 2019	Year Ended March 31, 2018
Net Investment Income:
Class A	$17,220,254	$20,042,338
Class C	12,014,555	15,347,172
Class I	45,716,581	47,053,598
Class IS1	3,404,692	—
Total	$78,356,082	$82,443,108

[1]	For the period September 18, 2018 (inception date) to March 31, 2019.

7. Shares of beneficial interest

At March 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	55

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	17,120,750	$107,269,804	17,016,260	$109,258,390
Shares issued on reinvestment	2,509,673	15,761,374	2,852,521	18,278,275
Shares repurchased	(31,274,147)	(195,853,749)	(27,301,852)	(174,896,811)
Net decrease	(11,643,724)	$(72,822,571)	(7,433,071)	$(47,360,146)

Class C
Shares sold	7,344,300	$46,038,728	10,502,770	$67,535,985
Shares issued on reinvestment	1,883,792	11,845,983	2,337,758	15,006,033
Shares repurchased	(23,520,343)	(147,785,898)	(32,020,095)	(205,677,600)
Net decrease	(14,292,251)	$(89,901,187)	(19,179,567)	$(123,135,582)

Class I
Shares sold	93,206,996	$585,569,738	76,805,045	$492,351,826
Shares issued on reinvestment	6,901,982	43,349,135	7,100,373	45,480,865
Shares repurchased	(144,111,222)	(902,881,949)	(58,302,899)	(373,651,133)
Net increase (decrease)	(44,002,244)	$(273,963,076)	25,602,519	$164,181,558

Class IS1
Shares sold	37,367,734	$233,953,163	—	—
Shares issued on reinvestment	542,761	3,403,870	—	—
Shares repurchased	(6,408,702)	(40,064,088)	—	—
Net increase	31,501,793	$197,292,945	—	—

[1]	For the period September 18, 2018 (inception date) to March 31, 2019.

8. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended March 31, 2019, the Fund incurred a commitment fee in the amount of $28,660. The Fund did not utilize the Redemption Facility during the year ended March 31, 2019.

56	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2019	2018
Distributions paid from:
Tax exempt income	$77,915,660	$82,443,108
Ordinary income	440,422	—
Total distributions paid	$78,356,082	$82,443,108

As of March 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,390,583
Undistributed ordinary income — net	1,016,032
Total undistributed earnings	$2,406,615
Deferred capital losses*	(79,886,258)
Other book/tax temporary differences(a)	1,184,448
Unrealized appreciation/(depreciation)(b)	94,886,182
Total accumulated earnings/(losses) — net	$18,590,987

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain future contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book and tax accretion methods for market discount on fixed income securities and book tax differences in the treatment of partnership investments.

10. Recent accounting pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	57

Notes to financial statements (cont’d)

ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

58	Western Asset Intermediate-Term Municipals Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and

Shareholders of Western Asset Intermediate-Term Municipals Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate-Term Municipals Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes and the financial highlights for periods ended March 31, 2019 and for the year ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for the periods ended March 31, 2019 and for the year ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2017 and the financial highlights for each of the periods ended on or prior to March 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 19, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

May 16, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Intermediate-Term Municipals Fund 2019 Annual Report	59

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Intermediate-Term Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory

60	Western Asset Intermediate-Term Municipals Fund

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of

Western Asset Intermediate-Term Municipals Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as intermediate municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 10-year periods ended June 30, 2018 was above the median and its performance for the 5-year period ended June 30, 2018 was approximately equivalent to the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total

62	Western Asset Intermediate-Term Municipals Fund

actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of intermediate municipal debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2020.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Western Asset Intermediate-Term Municipals Fund	63

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

64	Western Asset Intermediate-Term Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Intermediate-Term Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during past five years	Director, Visual Kinematics, Inc. (since 2018)

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during past five years	None

Western Asset Intermediate-Term Municipals Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

66	Western Asset Intermediate-Term Municipals Fund

Independent Trustees† cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 141 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	132
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Intermediate-Term Municipals Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

68	Western Asset Intermediate-Term Municipals Fund

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Western Asset Intermediate-Term Municipals Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron serve as Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

70	Western Asset Intermediate-Term Municipals Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2019:

Record date:	Daily	Daily	Daily
Payable date:	April 2018 - September 2018	10/31/2018	November 2018 - March 2019
Tax-exempt interest	100.00%	93.66%	100.00%
Ordinary income*	—	6.34%	—

*

All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemptions from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Intermediate-Term Municipals Fund	71

Western Asset

Intermediate-Term Municipals Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective June 11, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Intermediate-Term Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Intermediate-Term Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate-Term Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and cred-itworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2305 5/19 SR19-3596

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2018 and March 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $255,267 in March 31, 2018 and $57,849 in March 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,707 in March 31, 2018 and $0 in March 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,900 in March 31, 2018 and $0 in March 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in March 31, 2018 and $0 in March 31, 2019

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for March 31, 2018 and March 31, 2019; Tax Fees were 100% and 100% for March 31, 2018 and March 31, 2019; and Other Fees were 100% and 100% for March 31, 2018 and March 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $392,645 in March 31, 2018 and $678,000 in March 31, 2019.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 22, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 22, 2019